EXHIBIT 99.1
Media Release
For Immediate Release
Basel, Switzerland and Tucson, AZ, January 22, 2008
Roche to Acquire Ventana for $89.50 per share
Roche and Ventana Reach Definitive Merger Agreement
Roche (SWX: ROG.VX; RO.S; OTCQX: RHHBY), a world-leading healthcare provider of pharmaceuticals and diagnostics, and Ventana Medical Systems (“Ventana”) (NASDAQ: VMSI) today announced that they have signed a definitive merger agreement. Under the terms of the agreement, Roche will increase the purchase price in the tender offer for Ventana common shares to $89.50 per share in cash (or an aggregate of approximately $3.4 billion on a fully diluted basis), and Ventana’s Board of Directors will recommend that Ventana’s shareholders tender their shares to Roche. The merger agreement has been approved by the boards of Ventana and Roche. This offer represents a premium of 4.9% to Ventana’s closing price on January 18, 2008, a 19.3% premium to Roche’s initial offer on June 27, 2007, and a 72.3% premium to Ventana’s closing price on June 22, 2007 (the last trading day prior to the announcement of Roche’s initial offer). The acquisition of Ventana, a leader in the fast-growing histopathology (tissue-based diagnostics) segment, will allow Roche to broaden its diagnostic offerings and complement its world leadership in both in-vitro diagnostic systems and oncology therapies.
Under the terms of the merger agreement, Roche will amend its existing tender offer to acquire all of the outstanding common shares of Ventana to reflect the terms of the merger agreement. The amended offer will increase the offer price to $89.50 per share in cash, expire at 7:00 p.m., New York City time on Thursday, February 7, 2008 and be subject to, among other things, the conditions that there are validly tendered and not withdrawn, a number of common shares that, together with the shares owned by Roche and its subsidiaries, represents a majority of the total number of common shares outstanding on a fully-diluted basis.
“We are very pleased that we were able to reach an agreement with Ventana. We believe that our offer provides significant value to Ventana’s shareholders and that this acquisition ideally complements Roche’s strengths. Our combined company will be uniquely positioned to further expand Ventana’s business globally and together develop more cost-efficient, differentiated and targeted medicines. We are delighted to welcome the employees and management team of Ventana and look forward to jointly developing novel solutions for our customers,” commented Franz B. Humer, Chairman and CEO of Roche.
Christopher Gleeson, Ventana’s President and Chief Executive Officer, will continue as CEO of Ventana’s business following completion of the transaction and become a member of the Roche Diagnostics Executive Committee. Ventana will remain based in Tucson, Arizona and its employees will become part of the combined company.
Commenting on the transaction, Ventana’s President and CEO, Christopher Gleeson, said, “Ventana’s Board of Directors has been dedicated to ensuring that any strategic value creation opportunities with Roche or other third parties would adequately reflect the inherent value of the company, its steady growth momentum, and the magnitude of potential synergies in a combination. After a full evaluation of its strategic alternatives and thoughtful consideration, as well as consultation with our outside financial and legal advisors, our Board believes that the transaction with Roche at $89.50 per share is in the best interests of our shareholders, and we recommend that our shareholders tender into this revised offer. We are very excited to join Roche in a transaction which delivers significant value to our shareholders, creates tremendous opportunities for our employees and allows us to further advance the important work that we do at Ventana.
“I am confident that Ventana’s unique position at the forefront of the emerging field of companion diagnostics and its robust growth in both advanced staining and primary staining ideally complements the strong position of Roche in the field of diagnostics and oncology over the long term.”
Greenhill & Co. and Citi acted as financial advisors to Roche and Davis Polk & Wardwell acted as legal counsel. Merrill Lynch & Co. and Goldman Sachs acted as financial advisors and Sidley Austin LLP acted as a legal advisor to Ventana.
About Roche

Headquartered in Basel, Switzerland, Roche is one of the world’s leading research-focused healthcare groups in the fields of pharmaceuticals and diagnostics. As the world’s biggest biotech company and an innovator of products and services for the early detection, prevention, diagnosis and treatment of diseases, the Group contributes on a broad range of fronts to improving people’s health and quality of life. Roche is the world leader in in-vitro diagnostics and drugs for cancer and transplantation, a market leader in virology and active in other major therapeutic areas such as autoimmune diseases, inflammation, metabolism and central nervous system. In 2006 sales by the Pharmaceuticals Division totaled CHF 33.3 billion, and the Diagnostics Division posted sales of CHF 8.7 billion. Roche employs roughly 75,000 people worldwide and has R&D agreements and strategic alliances with numerous partners, including majority ownership interests in Genentech and Chugai.
Roche’s Diagnostics Division offers a uniquely broad product portfolio and supplies a wide array of innovative testing products and services to researchers, physicians, patients, hospitals and laboratories world-wide.
Roche commenced operations in the U.S. over 100 years ago and these operations include research and development centers that conduct leading-edge work in advancing disease detection and treatment. Our diagnostics and pharmaceuticals businesses in the U.S. employ more than 20,000 people and generate approximately $10 billion in sales (including Genentech), accounting for about 40% of the Roche Group’s global annual revenues.
For further information, please visit www.roche.com.
All trademarks used or mentioned in this release are protected by law.
About Ventana Medical Systems
Ventana develops, manufactures, and markets instrument/reagent systems that automate tissue preparation and slide staining in clinical histology and drug discovery laboratories worldwide. The company’s clinical systems are important tools used in the diagnosis and treatment of cancer and infectious diseases. Ventana’s drug discovery systems are used to accelerate the discovery of new drug targets and evaluate the safety of new drug compounds. Visit the Ventana Medical Systems, Inc. website at www.ventanamed.com.

Further information
- All documents on the offer to Ventana’s shareholders: www.roche.com/info070625
Contacts for Roche:
Roche Group Media Office
Phone: +41 61 688 8888 / e-mail: basel.mediaoffice@roche.com
- Daniel Piller (Head of Roche Group Media Office)
- Alexander Klauser
Brunswick Group (for U.S. media)
Phone: +1 212 333 3810
- Steve Lipin
- Nina Devlin
MacKenzie Partners (for U.S. investors)
Phone: +1 212 929 5500
-Larry Dennedy
-Bob Marese
Contacts for Ventana:
Sard Verbinnen & Co (for media)
Phone: +1 212 687 8080
- Anna Cordasco
- Brooke Morganstein
Innisfree M&A Incorporated (for investors)
Phone: +1 212 750 5833
- Alan Miller
- Jennifer Shotwell

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
THIS DOCUMENT CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY WORDS SUCH AS ‘BELIEVES’, ‘EXPECTS’, ‘ANTICIPATES’, ‘PROJECTS’, ‘INTENDS’, ‘SHOULD’, ‘SEEKS’, ‘ESTIMATES’, ‘FUTURE’ OR SIMILAR EXPRESSIONS OR BY DISCUSSION OF, AMONG OTHER THINGS, STRATEGY, GOALS, PLANS OR INTENTIONS. VARIOUS FACTORS MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY IN THE FUTURE FROM THOSE REFLECTED IN FORWARD-LOOKING STATEMENTS CONTAINED IN THIS DOCUMENT, AMONG OTHERS: (1) PRICING AND PRODUCT INITIATIVES OF COMPETITORS; (2) LEGISLATIVE AND REGULATORY DEVELOPMENTS AND ECONOMIC CONDITIONS; (3) DELAY OR INABILITY IN OBTAINING REGULATORY APPROVALS OR BRINGING PRODUCTS TO MARKET; (4) FLUCTUATIONS IN CURRENCY EXCHANGE RATES AND GENERAL FINANCIAL MARKET CONDITIONS; (5) UNCERTAINTIES IN THE DISCOVERY, DEVELOPMENT OR MARKETING OF NEW PRODUCTS OR NEW USES OF EXISTING PRODUCTS, INCLUDING WITHOUT LIMITATION NEGATIVE RESULTS OF CLINICAL TRIALS OR RESEARCH PROJECTS, UNEXPECTED SIDE-EFFECTS OF PIPELINE OR MARKETED PRODUCTS; (6) INCREASED GOVERNMENT PRICING PRESSURES; (7) INTERRUPTIONS IN PRODUCTION; (8) LOSS OF OR INABILITY TO OBTAIN ADEQUATE PROTECTION FOR INTELLECTUAL PROPERTY RIGHTS; (9) LITIGATION; (10) LOSS OF KEY EXECUTIVES OR OTHER EMPLOYEES; AND (11) ADVERSE PUBLICITY AND NEWS COVERAGE. THE STATEMENT REGARDING EARNINGS PER SHARE GROWTH IS NOT A PROFIT FORECAST AND SHOULD NOT BE INTERPRETED TO MEAN THAT ROCHE’S EARNINGS OR EARNINGS PER SHARE FOR ANY CURRENT OR FUTURE PERIOD WILL NECESSARILY MATCH OR EXCEED THE HISTORICAL PUBLISHED EARNINGS OR EARNINGS PER SHARE OF ROCHE.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL VENTANA’S COMMON STOCK. THE TENDER OFFER IS

BEING MADE PURSUANT TO A TENDER OFFER STATEMENT ON SCHEDULE TO (INCLUDING THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER RELATED TENDER OFFER MATERIALS) FILED BY ROCHE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON JUNE 27, 2007. THESE MATERIALS, AS THEY MAY BE AMENDED FROM TIME TO TIME, CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER, THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. INVESTORS AND SHAREHOLDERS CAN OBTAIN A FREE COPY OF THESE MATERIALS AND OTHER DOCUMENTS FILED BY ROCHE WITH THE SEC AT THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. THE TENDER OFFER MATERIALS MAY ALSO BE OBTAINED FOR FREE BY CONTACTING THE INFORMATION AGENT FOR THE TENDER OFFER, MACKENZIE PARTNERS AT (212) 929-5500 OR (800) 322-2885 (TOLL-FREE).
VENTANA’S STOCKHOLDERS SHOULD READ THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON JULY 11, 2007, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO. THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT SETS FORTH THE REASONS FOR THE RECOMMENDATION OF THE VENTANA BOARD AND RELATED INFORMATION. THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER PUBLIC FILINGS MADE FROM TIME TO TIME BY THE COMPANY WITH THE SEC ARE AVAILABLE WITHOUT CHARGE FROM THE SEC’S WEBSITE AT WWW.SEC.GOV, AT VENTANA’S WEBSITE AT WWW.VENTANAMED.COM OR FROM VENTANA’S INFORMATION AGENT, INNISFREE M&A INCORPORATED AT (888) 750-5834.